UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 16, 2023
Date of Report (Date of earliest event reported)

DENTSPLY SIRONA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16211		39-1434669
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place,	Charlotte	North Carolina	28277-3607
(Address of Principal Executive Offices)			(Zip Code)
(844) 848-0137
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XRAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.05. Costs Associated with Exit or Disposal Activities.

On February 14, 2023, the Board of Directors of DENTSPLY SIRONA Inc. (the “Company”) approved a plan to restructure the Company’s business to improve operational performance and drive shareholder value creation. The plan includes a restructuring of the business through a new operating model that streamlines the organization. The restructuring plan anticipates a reduction in the Company’s global workforce of approximately 8% to 10%. The proposed changes are subject to co-determination processes with employee representative groups in countries where required.

The Company’s restructuring plan consists of the following planned measures: (a) implement a new operating model with five global business units designed to drive enterprise integration and align the product portfolio with our growth strategy; (b) commencement of central functions and infrastructure optimization to support efficiency of the overall organization; (c) creation of a Senior Vice President of Quality and Regulatory role, designed to elevate the quality and regulatory affairs function within the management team; (d) simplify the management structure to bring the Company in-line with industry best practices; and (e) deliver cost savings to fund critical investments in 2023 and beyond to position the Company for sustainable future growth.

The Company anticipates that the restructuring plan will be substantially completed within the next eighteen months and result in $200 to $225 million in annual cost savings. The Board of Directors and management of the Company developed the restructuring plan with the help of leading third party advisors.

The Company expects to incur up to $165 million in one-time charges, comprising $130 million in restructuring expenditures and charges, the majority of which will be expensed as cash expenditures in 2023, primarily related to employee transition, severance payments and employee benefits; and $35 million in other non-recurring costs related to the restructuring activity which mostly consist of legal, consulting and other professional service fees.

The estimates of the charges and expenditures that the Company expects to incur in connection with the restructuring plan, and the timing thereof, are subject to several assumptions, including local law requirements in various jurisdictions, co-determination aspects in countries where required, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the restructuring plan.

Item 7.01. Regulation FD Disclosure.

On February 16, 2023, the Company issued a press release announcing the restructuring plan described above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1	DENTSPLY SIRONA Inc. Press Release Issued February 16, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Forward-Looking Statements

This Current Report on Form 8-K contains statements that do not directly and exclusively relate to historical facts which constitute forward-looking statements, including, statements and projections concerning, among other things, the expected timing, benefits and costs associated with the Company’s restructuring plan described in this Current Report on Form 8-K. The Company’s forward-looking statements represent current expectations and beliefs and involve risks and uncertainties. Actual results may differ significantly from those projected or suggested in any forward-looking statements and no assurance can be given that the results described in such forward-looking statements will be achieved. Investors are cautioned not to place undue reliance on such forward-looking statements which speak only as of the date they are made. The forward-looking statements are subject to numerous assumptions, risks and uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of our control. The Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events. Any number of factors could cause the Company’s actual results to differ materially from those contemplated by any forward-looking statements, including, but not limited to, the risks associated with the following: the Company’s ability to remain profitable in a very competitive marketplace, which depends upon the Company’s ability to differentiate its products and services from those of competitors; the Company’s failure to realize assumptions and projections which may result in the need to record additional impairment charges; the effect of changes to the Company’s distribution channels for its products and the failure of significant distributors of the Company to effectively manage their inventories; the Company’s ability to control costs and failure to realize expected benefits of cost reduction and restructuring efforts and the Company’s failure to anticipate and appropriately adapt to changes or trends within the rapidly changing dental industry. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, macroeconomic conditions, such as recession risks, continued elevated levels of inflation and higher interest rates, that affect our customers, employees, vendors and the economies and communities where they operate. Investors should carefully consider these and other relevant factors, including those risk factors in Part I, Item 1A, (“Risk Factors”) in the Company’s most recent Form 10-K, including any amendments thereto, and any updating information which may be contained in the Company’s other filings with the SEC, when reviewing any forward-looking statement. The Company notes these factors for investors as permitted under the Private Securities Litigation Reform Act of 1995. Investors should understand it is impossible to predict or identify all such factors or risks. As such, you should not consider either the foregoing lists, or the risks identified in the Company’s SEC filings, to be a complete discussion of all potential risks or uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            DENTSPLY SIRONA Inc.

By:	/s/ Glenn G. Coleman
Glenn G. Coleman
Executive Vice President, Chief Financial Officer

Date: February 16, 2023